May 2019 Relieving pain…….Improving lives Exhibit 99.1

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the deficiencies identified by the FDA in the second complete response letter for IV meloxicam, the timing and outcome of any appeal process that we engage with the FDA regarding the NDA for IV meloxicam, whether an NDA for IV meloxicam will be approved by the FDA and the labeling under any such approval, whether the FDA will require additional clinical studies to support the approval of IV meloxicam and the time and cost of such studies, our ability to manage costs and execute on our operational and budget plans, our ability to achieve our financial goals, our ability to pay our debt under our credit agreement, our ability to maintain relationships with CDMO commercial partners and other future operations, prospects, plans and objectives of management. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to IV meloxicam, an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency.

Company Highlights CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business Q1 2019 – Revenue $25.1 million 2019 Full Year Financial Guidance Revenue of approximately $85-87 million Operating income expected to be in the range of $28-30 million EBITDA (as Adjusted*) Full Year Financial Guidance of $38-40 million Amended credit facility to total of $125 million drawn Cash position – $58 million as of March 31, 2019 Company expects to be cash-flow breakeven in Q3 2019 and cash-flow positive in second half of 2019 Signed Multi-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules for five years and multi-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® for six years IV Meloxicam After second CRL, pursuing likely multi-level appeal process with FDA Expect second level appeal to be completed by end of 2019 or Q1 2020 Restructuring Acute Care Segment; reduced expenses *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation).

Contract Development and Manufacturing (CDMO) Business Overview

Gainesville CDMO Facility 5

CDMO Overview CDMO Manufacturing 97,000 + sq. ft. cGMP solid oral dosage manufacturing – DEA licensed Plus 24,000 sq. ft. –Development Services Facility and High Potency Product Facility Revenues include commercial product sales, royalties and profit sharing, along with development services revenues Strong growth to date in revenue, operating income and EBITDA (as adjusted) Ritalin LA® Once daily ADHD treatment marketed by Novartis* Focalin XR® ADHD treatment marketed by Novartis* Verapamil/Verelan CV/high blood pressure treatment marketed by Teva** and Lannett Zohydro ER® Extended release hydrocodone marketed by Currax (Previously Pernix) * Five-year contract extension to December 2023 recently announced ** Six-year contract extension through 2024 recently announced 6

RECRO GAINESVILLE
Development & Manufacturing Solutions

Start With, Stay With Recro

Recro's capabilities across the product development value chain

Pre-IND → Formulation Development → Optimization → CTM Manufacture → Scale-Up → PPQ → Regulatory Filing → Product Launch → Commercial Supply

Project Management

Development Expertise

Manufacturing Expertise

Quality Assurance

Regulatory Guidance and Consultation

FORMULATION DEVELOPMENT

- Capsules, tablets (development scale)
- Physical characterization
- Excipient compatibility
- Solubility assessment

ANALYTICAL METHOD DEVELOPMENT

- Raw material
- In-process
- Release
- Method development/ validation
- ICH, photostability

PHARMACEUTICAL MANUFACTURING

- Milling
- Blending
- Compression
- Spray granulation
- Rotary granulation
- Particle/bead coating
- Encapsulation

PHARMACEUTICAL PACKAGING & LOGISTICS

- Bottles
- Serialization in place

Early Phase

Late Phase & Commercial

7

Gould Facility Chestnut Facility Business Model Approach DEA Drug Development Phase I-IIb Phase III CTM Process Scale Up & Development Support Commercial Manufacturing Early Phase Development Non-GMP Feasibility Phase I-IIb CTM High Potency Commercial Manufacturing Robust Technology Transfer Process Early Phase Late Phase & Commercial 8

Recro’s Registration & Commercial Approach Registration & PPQ Strategy Registration Batches PPQ Campaign Technology Transfer Scalable equipment supports technology transfer Project Management continuity Late Phase Regulatory Support eCTD compliance Regulatory guidance and consultation for client FDA meetings and responses Commercialization Commercial Manufacturing & Packaging Pharmacovigilance reporting Project Management Categories 1 – 3A/3B and DEA Controlled Substance Capabilities 9 Scale-Up PPQ Regulatory Filing Product Launch

Scalable Equipment Streamlines Technology Transfer Oral Solid Dosage Unit Operations Milling Compression (Bi-Layer Capable) Tablet Coating (Solvent Capable) Oven Drying (Temp & Humidity Control) Encapsulation Key Unit Operations for Solid Oral Dosage Forms 10 Granulation Rotor Processing Roller Compaction Fluid Bed Processing Blending

CDMO – High Potency and Development Services Formulation Development Capsules, tablets (development scale) Physical characterization Excipient compatibility Solubility assessment Regulatory guidance Analytical Method Development Raw material In-process Release Method development/validation ICH, photostability Pharmaceutical Manufacturing Milling Blending Compression Spray granulation Rotary granulation Particle/bead coating Encapsulation Pre-clinical through Phase III Then transfer to commercial operations at Gould location Development Pharmaceutical Packaging & Logistics Clinical trial randomization schedules for clinical trial supplies Clinical trial packaging Stability testing Shipping and logistics to study sites Serialization in place at Gould facility for commercial packaging Services for both Development-phase small molecules and, within dedicated sector, for high potency molecules: 11

Recro’s Regulatory Support At A Glance Pre-IND Meeting Initial IND Submissions End of Phase II Meeting NDA Meeting NDA Submission Ongoing Submissions >20 years experience with DEA Controlled Substances Recro’s Regulatory Experience 7 Product Launches >50 years combined Regulatory experience 10 Face-to-Face FDA Meetings 12 Pre-Clinical Development Phase I FDA Approval & Launch Prep Initial Studies Phase II Phase III NDA DMF Pre-IND and IND

Strong CDMO Business Performance Revenues include product sales, royalties, profit sharing and R&D services 2019 Guidance- Revenues of approximately $85-87M, Operating Income of $28-30M and EBITDA, as Adjusted* of approximately $38-40M Signed Exclusive Five-Year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules with “Total Revenue Per Capsule Economics” Expected to be Similar to Prior Contracts Signed Six-Year agreement with Teva to supply Verapamil SR® though 2024 Additional capacity for new product opportunities and recent facility expansion significantly enhancing development and high potency product service offerings Positive cash flow for debt service obligations, as well as cash flow to contribute toward working capital and operating activities *Operating Income, as Adjusted and EBITDA, as Adjusted is a non-GAAP financial measure (see reconciliation on last page of presentation) 13 CDMO Segment ($millions) 2017 (unaudited) 2018 (unaudited) Q1 2019 (unaudited) 2019 Estimate Revenues $71.8 $77.3 $25.1 $85 - $87 Operating Income $25.4 $24.9 $9.1 $28 - $30 Operating Income, as Adjusted* $25.4 $23.5 $9.2 $28 - $30 EBITDA, as Adjusted* $33.8 $32.2 $11.6 $38 - $40

Acute Care Segment Overview

IV Meloxicam Overview FDA approved as an oral, preferential COX-2 inhibitor and used in a number of indications Proprietary non-opioid, long-acting IV form Incorporates Alkermes’ NanoCrystal® technology IV meloxicam – long-acting, preferential COX-2 inhibitor for moderate to severe acute pain Regulatory Status Second CRL received March 2019 Company believes it will need to follow a multi-step appeal process with the goal of obtaining approval, or a clear path to approval, for IV meloxicam Recro expects this appeal process will likely take until the end of 2019, or possibly into Q1 2020 to obtain clarity on approval status Formulation IP (Orange Book Listable) issued through 2022 and additional methods of preparation IP (also Orange Book Listable) issued through May 2030 NanoCrystal® is a registered trademark of APIL 15

Company Highlights CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business Q1 2019 – Revenue $25.1 million 2019 Full Year Financial Guidance Revenue of approximately $85-87 million Operating income expected to be in the range of $28-30 million EBITDA (as Adjusted*) Full Year Financial Guidance of $38-40 million Amended credit facility to total of $125 million drawn Cash position – $58 million as of March 31, 2019 Company expects to be cash-flow breakeven in Q3 2019 and cash-flow positive in second half of 2019 Signed Multi-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules for five years and multi-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® for six years IV Meloxicam After second CRL, pursuing likely multi-level appeal process with FDA Expect second level appeal to be completed by end of 2019 or Q1 2020 Restructuring Acute Care Segment; reduced expenses *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation).

License/Financing Activities IV Meloxicam License Agreement (Amended December 2018) Reduces 2019 cash requirements by $30 million, extends approval milestone payments over seven years, repriced existing 350,000 warrants at market pricing plus a 20% premium to $8.26 per share. The combined revised consideration for the amended milestone payment results in a net present value of $45 million utilizing an approximate discount rate of 11%. Milestone payment due upon approval of IV Meloxicam restructured as follows: $5 million within 30 days of amendment; $5 million in April 2019; $5 million within 180 days of approval of IV meloxicam $45 million in seven equal annual payment of $6.4 million each, commencing on the first anniversary following FDA approval $100 Million November 2017 Credit Facility Amended to $125 Million (February 2019) Amended credit facility to draw net proceeds of $40.5 million in debt funding 17

Reconciliation of Non-GAAP Financial Measures (unaudited) To supplement our financial results determined by U.S. generally accepted accounting principles ("GAAP"), we have also disclosed in the table below the following non-GAAP information for our Contract Development and Manufacturing Organization (CDMO): “Operating Income, as Adjusted” which is Operating Income without the impact of ASU, No.2014-09 as to remove the variability of timing of revenue recognized and expected cash receipt, and “EBITDA, as Adjusted” which is “Operating Income, as Adjusted” before interest, taxes, depreciation, amortization and non-cash stock-based compensation. We believe these non-GAAP financial measures are helpful in understanding our CDMO Business as it is useful to investors in allowing for greater transparency of supplemental information used by management. “EBITDA, as Adjusted” is used by investors, as well as management in assessing our performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared. CDMO Business ($millions) Full Year 2017 Full Year 2018 Q1 2019 Full Year 2019 Estimate Operating Income $25.4 $24.9 $9.1 $28 - $30 less: Revenue recognition * na $1.4 $(0.1) $0 Operating Income, as Adjusted $25.4 $23.5 $9.2 $28 - $30 Depreciation $4.8 $4.8 $1.3 $5.6 Amortization of intangible assets $2.6 $2.6 $0.6 $2.6 Non-Cash stock-based compensation $1.0 $1.3 $0.5 $1.8 EBITDA, as Adjusted $33.8 $32.2 $11.6 $38 - $40 * Impact of adoption of ASU, No. 2014-09 starting January 2018 18

May 2019 Relieving pain…….Improving lives